DERIVED INFORMATION   3/31/05

$32,375,000

Classes B-1, B-2 & B-3

Subordinate Bonds Offered

(Approximate)

$925,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-3

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the  certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.

The Information contained herein is preliminary and will be superseded by the  applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool  contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and  thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all  structural characteristics of the certificate.  The assumptions underlying the Information, including structure  and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this  communication has been filed with the Securities and Exchange Commission and is effective, the final  prospectus supplement relating to the certificates discussed in this communication has not been filed with  the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the  solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this  communication in any state in which such offer, solicitation or sale would be unlawful prior to registration  or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final  prospectus and prospectus supplement relating to the certificates discussed in this communication for  definitive Information on any matter discussed in this communication.  Any investment decision should be  based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the  then current version of the Information.  Offering Documents contain data that is current as of their

HEAT 2005-3
CLASS B-1
Triggers Functional
To Maturity		125
12 Mos Lag
100% HEAT 04-8 PPC	FXD PPC:		4.6-->23/12
Priced at Par	ARM PPC:		27 CPR

Table 1 - Class B-1

40% Severity
Yield	4.5%	6.5%	8.6%
Discount Margin	148	142	143
Wtd Ave Life	11.9	12.7	13.0
Total Coll Losses to Maturity	11.5%	10.2%	7.6%
DM-Break CDR	11.8%	10.1%	7.0%
Loss on B-1	-	149,633	275,121
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	11.9	12.2	12.1
Total Coll Losses to Maturity	11.5%	10.2%	7.4%
B/E CDR	11.8%	10.0%	6.8%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% Severity
Yield	4.5%	6.6%	8.6%
Discount Margin	142	146	145
Wtd Ave Life	12.8	13.0	13.2
Total Coll Losses to Maturity	12.1%	10.6%	7.9%
DM-Break CDR	9.4%	8.0%	5.6%
Loss on B-1	164,967	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	12.2	13.0	12.1
Total Coll Losses to Maturity	12.0%	10.6%	7.6%
B/E CDR	9.3%	8.0%	5.4%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

60% Severity
Yield	4.5%	6.5%	8.5%
Discount Margin	141	137	138
Wtd Ave Life	13.3	13.8	13.4
Total Coll Losses to Maturity	12.4%	11.0%	8.1%
DM-Break CDR	7.8%	6.7%	4.7%
Loss on B-1	204,481	322,582	748,890
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	12.5	13.0	12.3
Total Coll Losses to Maturity	12.3%	10.8%	7.8%
B/E CDR	7.7%	6.6%	4.5%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

HEAT 2005-3
CLASS B-1
Triggers Functional
To Maturity	125
12 Mos Lag
100% PPC
Priced at Par

Table 1 - Class B-1

40% Severity
Yield	4.4%		6.6%	8.6%
Discount Margin	132		146	145
Wtd Ave Life	12.6		13.0	13.5
Total Coll Losses to Maturity	10.1%		8.6%	6.3%
DM-Break CDR	10.0%		8.1%	5.6%
Loss on B-1	394,355		-	-
Libor	Fwd - 200 bps	Forward		Fwd + 200 bps

Wtd Ave Life	12.2		13.0	12.8
Total Coll Losses to Maturity	10.1%		8.6%	6.2%
B/E CDR	9.9%		8.1%	5.5%
Loss on B-1	-		-	-
Libor	Fwd - 200 bps	Forward		Fwd + 200 bps

50% Severity
Yield	4.4%		6.6%	8.4%
Discount Margin	130		146	125
Wtd Ave Life	13.2		13.3	13.5
Total Coll Losses to Maturity	10.8%		9.2%	6.7%
DM-Break CDR	8.2%		6.7%	4.7%
Loss on B-1	471,255		-	983,061
Libor	Fwd - 200 bps	Forward		Fwd + 200 bps

Wtd Ave Life	12.6		13.3	12.4
Total Coll Losses to Maturity	10.7%		9.2%	6.5%
B/E CDR	8.1%		6.7%	4.5%
Loss on B-1	-		-	-
Libor	Fwd - 200 bps	Forward		Fwd + 200 bps

60% Severity
Yield	4.6%		6.6%	8.6%
Discount Margin	148		145	144
Wtd Ave Life	13.3		13.4	13.6
Total Coll Losses to Maturity	11.2%		9.6%	7.0%
DM-Break CDR	6.9%		5.7%	4.0%
Loss on B-1	-		-	-
Libor	Fwd - 200 bps	Forward		Fwd + 200 bps

Wtd Ave Life	13.3		13.4	12.8
Total Coll Losses to Maturity	11.2%		9.6%	6.8%
B/E CDR	6.9%		5.7%	3.9%
Loss on B-1	-		-	-
Libor	Fwd - 200 bps	Forward		Fwd + 200 bps

HEAT 2005-3
CLASS B-1
Triggers Functional
To Maturity	125
12 Mos Lag
50% Severity
Priced at Par

Table 1 - Class B-1

200% PPC
Yield	4.3%	6.1%	8.3%
Discount Margin	150	132	149
Wtd Ave Life	6.3	6.5	6.6%
Total Coll Losses to Maturity	6.4%	5.4%	3.5%
DM-Break CDR	10.0%	8.3%	5.3%
Loss on B-1	-	201,390	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	6.3	6.3	6.6
Total Coll Losses to Maturity	6.4%	5.3%	3.5%
B/E CDR	10.0%	8.2%	5.3%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

100% PPC
Yield	4.5%	6.6%	8.6%
Discount Margin	142	146	145
Wtd Ave Life	12.8	13.0	13.2
Total Coll Losses to Maturity	12.1%	10.6%	7.9%
DM-Break CDR	9.4%	8.0%	5.6%
Loss on B-1	164,967	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	12.2	13.0	12.1
Total Coll Losses to Maturity	12.0%	10.6%	7.6%
B/E CDR	9.3%	8.0%	5.4%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% PPC
Yield	4.7%	6.6%	8.7%
Discount Margin	145	133	139
Wtd Ave Life	19.6	20.9	20.7
Total Coll Losses to Maturity	20.1%	18.6%	15.4%
DM-Break CDR	9.7%	8.6%	6.5%
Loss on B-1	-	577,313	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	19.6	19.9	18.3
Total Coll Losses to Maturity	20.1%	18.5%	13.4%
B/E CDR	9.7%	8.5%	5.4%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

HEAT 2005-3
CLASS B-1
Triggers Functional
To Maturity	125
12 Mos Lag
50% Severity
Priced at Par

Table 1 - Class B-1

200% PPC
Yield	4.3%		6.3%	8.3%
Discount Margin	150		149	149
Wtd Ave Life	6.2		6.4	6.6%
Total Coll Losses to Maturity	5.7%		4.6%	3.0%
DM-Break CDR	8.9%		7.0%	4.5%
Loss on B-1	-		-	-
Libor	Fwd - 200 bps	Forward		Fwd + 200 bps

Wtd Ave Life	6.2		6.4	6.6
Total Coll Losses to Maturity	5.7%		4.6%	3.0%
B/E CDR	8.9%		7.0%	4.5%
Loss on B-1	-		-	-
Libor	Fwd - 200 bps	Forward		Fwd + 200 bps

100% PPC
Yield	4.4%		6.6%	8.4%
Discount Margin	130		146	125
Wtd Ave Life	13.2		13.3	13.5
Total Coll Losses to Maturity	10.8%		9.2%	6.7%
DM-Break CDR	8.2%		6.7%	4.7%
Loss on B-1	471,255		-	983,061
Libor	Fwd - 200 bps	Forward		Fwd + 200 bps

Wtd Ave Life	12.6		13.3	12.4
Total Coll Losses to Maturity	10.7%		9.2%	6.5%
B/E CDR	8.1%		6.7%	4.5%
Loss on B-1	-		-	-
Libor	Fwd - 200 bps	Forward		Fwd + 200 bps

50% PPC
Yield	4.7%		6.6%	8.6%
Discount Margin	144		141	136
Wtd Ave Life	20.2		21.2	19.7
Total Coll Losses to Maturity	18.1%	16.3%		13.2%
DM-Break CDR	8.3%		7.1%	5.3%
Loss on B-1	-		-	-
Libor	Fwd - 200 bps	Forward		Fwd + 200 bps

Wtd Ave Life	20.2	21.2	19.0
Total Coll Losses to Maturity	18.1%	16.3%	11.7%
B/E CDR	8.3%	7.1%	4.5%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps